UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
February 27, 2025
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On February 27, 2025, SEI Investments Company (the "Company") and Aquiline Capital Partners LP ("Aquiline"), a private investment firm specializing in financial services and technology, announced that the companies have entered into a definitive agreement for Aquiline to acquire SEI’s Family Office Services business. As part of the transaction, Family Office Services employees in SEI’s Indianapolis, Denver, and Oaks offices, including members of the Family Office Services business’ core leadership team, will transition with the business. The total purchase price is $120.0 million to be paid in cash at closing, and the transaction is expected to close in late second quarter 2025, subject to applicable regulatory approval and other customary closing conditions.
A copy of the Company's press release related to the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to Item 7.01 and Exhibit 99.1 hereof shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing. The information furnished pursuant to Item 7.01 and Exhibit 99.1 hereof is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.
This Current Report on Form 8-K and press release filed as Exhibit 99.1 contain forward-looking statements within the meaning or the rules and regulations of the United States Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology, such as “may,” “will,” “expect,” “believe” and “continue” or “appear.” SEI’s forward-looking statements include its’s current expectations as to:
•its strategic focus;
•the expected closing date of the transaction discussed in the press release; and
•the operations and prospects of the business after the closing of the transaction described in the press release.
You should not place undue reliance on the forward-looking statements, as they are based on the current beliefs and expectations of SEI’s management and subject to significant risks and uncertainties, many of which are beyond the control of SEI’s management and are subject to change. Although SEI’s management believes the assumptions upon which it bases SEI’s forward-looking statements are reasonable, they could be inaccurate. The risks and uncertainties in connection with such forward-looking statements related to the acquisition include, but are not limited to:
•the occurrence of any event, change or other circumstances that could delay the closing of the proposed acquisition;
•the possibility of non-consummation of the proposed acquisition;
•the failure to satisfy any of the conditions to the proposed acquisition;
•the possibility that a governmental entity may prohibit the consummation of the proposed acquisition or may delay or refuse to grant a necessary regulatory approval in connection with the proposed acquisition.
Some of the additional risks and important factors that could cause actual results to differ from those described in SEI’s forward-looking statements can be found in the “Risk Factors” section of SEI’s Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the United States Securities and Exchange Commission.
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of SEI Investments Company dated February 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	February 27, 2025	By:	/s/ Sean J. Denham
Sean J. Denham Chief Financial Officer